UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 19, 2021
SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01    Entry into a Material Definitive Agreement.
On May 19, 2021, Sila Realty Trust, Inc. (the “Company”) and certain of its wholly-owned subsidiaries entered into a Purchase and Sale Agreement (the “PSA”) with wholly-owned subsidiaries of Mapletree Industrial Trust, a real estate investment trust listed on the Singapore Exchange (collectively, the “Buyers”), for the sale of up to 29 data center properties (the “Properties”) owned by the Company (the “Transaction”). The Properties constitute the entirety of the data center properties owned by the Company. The terms of the PSA provide that the total purchase price for the Properties will be approximately $1.32 billion, subject to certain potential purchase price adjustments.
Upon entering into the PSA, the Buyers made a deposit of $40 million (the “Deposit”). The Deposit is not refundable to the Buyers except as otherwise provided in the PSA. If the PSA is terminated due to the Company’s default, then the Deposit will become refundable to the Buyers. The PSA contains covenants, representations and warranties that are customary of real estate purchase and sale agreements.
The Transaction may be consummated in one or more closings, subject to the completion of certain customary closing conditions, including no material adverse effect occurring or continuing with respect to the Properties, individually or taken as a whole. In the event of a material adverse effect on (i) any individual Property, the Buyers have the right to terminate the PSA with respect to such Property, and (ii) the Properties, taken as a whole, the Buyers have the right to terminate the PSA. The Buyers are obtaining a buy-side representations and warranties insurance policy. The Sellers will only indemnify the Buyers for losses associated with a breach of the representations and warranties up to $3,300,000.
The Transaction is expected to be consummated in one or more closings during the third quarter of 2021. Although the Company believes the Transaction will be consummated, there can be no assurance that the Transaction for any or all of the Properties close or that the timing of the closings is not delayed.
This description of the PSA and the Transaction contemplated by the PSA is not complete and is qualified in its entirety by the complete terms and conditions of the PSA, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021.
Forward-Looking Statements
Certain statements contained in this Current Report on Form 8-K, other than historical fact, including those regarding the ability to refund the Deposit and the closing(s) of the Transaction (and the related timing for such closing(s)), may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs regarding operational strategies, anticipated events and trends, the economy, the financial condition of the Company’s tenants, the Company’s ability to continue to collect rent at current levels, the Company’s ability to continue to cover its daily distributions, and other future conditions and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are subject to various risks and uncertainties, and factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the impact of the ongoing COVID-19 pandemic on the Company’s tenants and results of operation, the risk that the expected benefits, including long-term cost savings, of the internalization transaction are not achieved, the risk that the expected benefits of the Company's pure-play healthcare REIT strategy are not achieved, the availability of suitable investment opportunities, changes in interest rates, the availability and terms of financing, general economic conditions, market conditions, legislative and regulatory changes that could adversely impact the business of the Company, and other factors, including those described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended 2020 and the subsequent Quarterly Report on Form 10-Q, copies of which are available at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether, as a result of new information, future events, or otherwise, except as required by law.
Item 7.01    Regulation FD Disclosure.
On May 19, 2021, the Company announced in a press release its entry into the PSA. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

99.1	Sila Realty Trust, Inc. Press Release, dated May 19, 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: May 19, 2021	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer